UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2012

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On December 27, 2012, we filed with the Securities and Exchange Commission our Current Report on Form 8-K pertaining to the execution on December 24, 2012, of a Securities Purchase Agreement with Solar Power Utility Holdings Limited, a British Virgin Islands corporation (the “Buyer”).  On January 4, 2013, we filed a Form 8-K/A, Amendment No. 1, which announced that the registrant and the Buyer agreed to delay the Closing of the Securities Purchase Agreement, until such time as the Buyer had concluded its financing arrangements.  Likewise, on January 4, 2013, we filed a Form 8-K with respect to our Joint Venture Agreement dated June 14, 2012, as amended on December 20, 2013, with Western Energy Group, L.L.C. to develop the Smith-Needham prospect located in Gonzales County, Texas.  The Joint Venture Agreement was intended to be an integral part of the registrant’s business going forward after the Closing of the Securities Purchase Agreement with Solar Power Utility Holdings Limited.

This Form 8-K/A, Amendment No. 2, is being filed to announce the termination of the Securities Purchase Agreement and the Joint Venture Agreement.  The termination of the Securities Purchase Agreement and the Joint Venture Agreement and the filing of this Form 8-K/A, Amendment No. 2, is not an admission that our Form 8-K on December 27, 2012, our Form 8-K/A, Amendment No. 1, on January 4, 2013, and our Form 8-K on January 4, 2013, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-Ks dated December 27, 2012, or January 4, 2013.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 2, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 1.02

Termination of a Material Definitive Agreement.

On December 24, 2012, the registrant executed a Securities Purchase Agreement with Solar Power Utility Holdings Limited, a British Virgin Islands corporation (the “Buyer”), a copy of which was filed as an exhibit to our Current Report on Form 8-K dated December 27, 2012.

On January 4, 2013, the registrant and the Buyer agreed to delay the Closing of the Securities Purchase Agreement, until such time as the Buyer has concluded its financing arrangements.  However, the registrant has determined that the Buyer is unable to perform its obligations under the Securities Purchase Agreement, and has terminated the agreement as of today.

Due to the failure of the Buyer to perform its obligations under the Securities Purchase Agreement, the registrant has been forced to terminate its Joint Venture Agreement dated June 14, 2012, as amended on December 20, 2013, with Western Energy Group, L.L.C. to develop the Smith-Needham prospect located in Gonzales County, Texas.  The Joint Venture Agreement was filed as an exhibit to our Form 8-K filed on December 27, 2012, and described in our Form 8-K filed on January 4, 2013, with respect to Western Energy Group, L.L.C.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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